DowDuPont 4Q17 Earnings Conference Call February 1, 2018

Safe Harbor Statement Regulation G This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include the Company's pro forma consolidated results and pro forma earnings per share on an adjusted basis, which excludes the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont's intangible assets. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. DowDuPont's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations of non-GAAP measures to GAAP are provided in the financial schedules attached to the earnings news release and the Investor Relations section of the Company’s website. DowDuPont does not provide forward-looking GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable GAAP financial measures on a forward- looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses, potential future asset impairments and purchase accounting fair value adjustments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP results for the guidance period. Operating EBITDA is defined as earnings (i.e.,” Income (loss) from continuing operations before income taxes”) before interest, depreciation, amortization and foreign exchange gains (losses), excluding significant items. Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma “Income (loss) from continuing operations before income taxes”) before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of adjusted significant items. Adjusted EPS is defined as “Loss per common share from continuing operations – diluted” excluding the after-tax impact of significant items and the after-tax impact of amortization expense associated with DuPont’s intangible assets. Pro forma Adjusted EPS is defined as “Pro forma loss per common share from continuing operations – diluted” excluding the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont’s intangible assets. Full year and prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X Cautionary Statement about Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. On December 11, 2015, The Dow Chemical Company (“Dow”) and E. I. du Pont de Nemours and Company (“DuPont”) entered into an Agreement and Plan of Merger, as amended on March 31, 2017, (the “Merger Agreement”) under which the companies would combine in an all-stock merger of equals transaction (the “Merger Transaction”). Effective August 31, 2017, the Merger Transaction was completed and each of Dow and DuPont became subsidiaries of DowDuPont Inc. (“DowDuPont”). For more information, please see each of DowDuPont’s, Dow’s and DuPont’s latest annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, as the case may be, and the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by DowDuPont with the SEC on March 1, 2016 (File No. 333-209869), as last amended on June 7, 2016, and declared effective by the SEC on June 9, 2016 (the “Registration Statement”) in connection with the Merger Transaction. 2©2018 DowDuPont. All rights reserved.

Safe Harbor Statement, continued Forward-Looking Statements, continued Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including the intended separation of DowDuPont’s agriculture, materials science and specialty products businesses in one or more tax efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause DowDuPont’s, Dow’s or DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) successful integration of the respective agriculture, materials science and specialty products businesses of Dow and DuPont, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) impact of the divestitures required as a condition to consummation of the Merger Transaction as well as other conditional commitments; (iii) achievement of the anticipated synergies by DowDuPont’s agriculture, materials science and specialty products businesses; (iv) risks associated with the Intended Business Separations, including those that may result from the comprehensive portfolio review undertaken by the DowDuPont board, changes and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances related to the Intended Business Separations, disruptions in the financial markets or other potential barriers; (v) the risk that disruptions from the Intended Business Separations will harm DowDuPont’s business (either directly or as conducted by and through Dow or DuPont), including current plans and operations; (vi) the ability to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the completion of the merger or the Intended Business Separations; (viii) uncertainty as to the long-term value of DowDuPont common stock; (ix) continued availability of capital and financing and rating agency actions; (x) legislative, regulatory and economic developments; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Intended Business Separations that could affect the company’s financial performance and (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the merger and the Intended Business Separations, are more fully discussed in (1) the Registration Statement and (2) the current, quarterly and annual reports filed with the SEC by DowDuPont and to the extent incorporated by reference into the Registration Statement, by Dow and DuPont. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s, Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of DowDuPont, Dow or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. The Dow Diamond, DuPont Oval logo, DuPont™, the DowDuPont logo and all products, unless otherwise noted, denoted with ™, ℠ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company, E. I. du Pont de Nemours and Company, DowDuPont Inc. or their affiliates. Supplemental unaudited pro forma information for DowDuPont is presented to illustrate the estimated effects of the Merger, assuming that the Merger had been consummated on January 1, 2016. For 2017, activity prior to August 31, 2017 (the “Merger Date”) was prepared on a pro forma basis and activity after the Merger Date was prepared on a combined U.S. GAAP basis. The unaudited pro forma information was prepared in accordance with Article 11 of Regulation S-X. Pro forma adjustments have been made for (1) the preliminary purchase accounting impact, (2) accounting policy alignment, (3) eliminate the effect of events that are directly attributable to the Merger Agreement (e.g., one-time transaction costs), (4) eliminate the impact of transactions between Dow and DuPont, and (5) eliminate the effect of consummated or probable and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. Events that are not expected to have a continuing impact on the combined results (e.g., inventory step-up costs) are excluded. The unaudited pro forma information does not reflect restructuring or integration activities or other costs following the Merger that may be incurred to achieve cost or growth synergies of DowDuPont. The unaudited pro forma financial information provides shareholders with summary financial information and historical data that is on a basis consistent with how DowDuPont reports current financial information. 3©2018 DowDuPont. All rights reserved.

4Q17 and Full-Year Summary 4©2018 DowDuPont. All rights reserved. • Delivered strong 4Q17 results – Sales increased 13% – Volume rose 6%, well ahead of global GDP – Operating EBITDA grew 24% – Adjusted EPS increased 41% • Sales growth in every operating segment and geography • Robust full-year¹ growth on a pro forma basis – Sales increased 12% – Operating EBITDA grew 15% – Adjusted EPS increased 22% 1. Full year and prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X

Anticipated Timeline to Expected Spins



1Q18
Finalize assets and liabilities by spin
Finalize agreement terms
Complete IT design and test
3Q18
File initial Forms 10
Begin to deploy IT systems and stand up legal entities
1Q19
Forms 10
Complete equity roadshows
Complete IT systems and legal entity transitions
MatCo Spin
AgCo Spin
SpecCo Formed
3Q19

Separation Activities

- Establish new legal entities in ~60 countries
- Secure right to operate
- Separate facilities by spin
- Design, test and implement IT systems; transfer IT system to respective spin
- Set up public company-ready corporate functions, employees and facilities in each spin

Transaction Activities

- Assign all assets and liabilities to spins
- Negotiate terms of agreements (site services, material purchases, IP, separation agreements)
- Finalize capital structures of spins
- Draft, cycle and obtain effectiveness of Forms 10 with the SEC
- Name management teams for intended companies
- Hold equity roadshows

Spins to occur ~14-16 months from today
Materials Science by end of 1Q 2019
Specialty Products formed when Ag separates by June 1, 2019

DOW DUPONT
©2018 DowDuPont. All rights reserved.
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4Q 2017 Financial Highlights1 6 4Q 2017 Pro Forma Adjusted EPS Variance Highlights • Volume growth in key end-markets, supported by new capacity start-ups • Cost synergies • Lower pension/OPEB costs • Pricing gains and currency tailwinds • Higher equity earnings led by Sadara • Lower operational tax rate • Higher feedstock costs • Remaining cost and production impact of hurricanes • Start-up spending on USGC growth projects, primarily for NORDEL™ and LDPE • Higher interest expense on start up of the growth projects $0.47 $1.08 4Q1 6 V o lu m e g ro w th Co st s yn e rg ie s P e n sio n /O P E B Mar g in g ro w th fr o m p ri ce g a in s & cu rr e n cy t a ilw in d s E q u it y E a rnin g s O p . ta x ra te S ta rt -u p e xp e n se s & h u rri ca n e im p a ct N e t Int e re st Ex p e n se 4Q1 7 $0.50 $0.83 $0.59 ©2018 DowDuPont. All rights reserved. 1. Prior year net sales and non-GAAP information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X. Financial Performance Snapshot 4Q17 4Q16 B/(W) Net Sales ($MM) 20,066 17,734 2,332 Operating EBITDA ($MM) 3,938 3,185 753 GAAP EPS from Continuing Operations ($/share) (0.52) (0.03) (0.49) Adjusted EPS ($/share) 0.83 0.59 0.24

Agriculture: 4Q 2017 and FY 2017 Highlights[1]

Fourth Quarter

- Seed sales of $1.2 billion grew 10% driven by portfolio-related actions, volume improvement, mainly in EMEA and Argentina, and pricing gains
- Crop Protection sales of $1.6 billion grew 1% driven by increased volumes primarily in North America, partially offset by decreased local pricing primarily in Latin America from generic pricing pressure
- Operating EBITDA more than doubled to $224 million from $100 million in the prior period. Improvements were driven by synergies and other cost reductions, lower pension/OPEB costs, volume increases and a net portfolio gain

	4Q17	4Q16
Net Sales ($MM)	**2,787**	2,664
Op. EBITDA ($MM)	**224**	100
Op. EBITDA Margin	**8.0%**	3.8%

YoY Sales change: Vol +2%, Local Price (1)%
Currency +1%, Port./Other +3%

Full Year

- Seed sales of $8.2 billion grew 5% driven by local price improvement enabled by new products, portfolio-related actions, volume improvement and favorable currency movement
- Crop Protection sales of $6.1 billion declined 1% as increased new product volume was more than offset by local pricing declines due to generic pressure
- Pro forma operating EBITDA increased 12% to $2.6 billion due to volume improvement, synergies, lower pension/OPEB costs and currency. This was partially offset by lower local pricing and higher soybean royalties

	FY17	FY16
Net Sales ($MM)	**14,342**	14,060
Op. EBITDA ($MM)	**2,611**	2,322
Op. EBITDA Margin	**18.2%**	16.5%

YoY Sales change: Vol +1%, Local Price 0%
Currency 0%, Port./Other +1%

Innovation

- **Select new products contributing to growth in 2018**
  - Rinskor™ and Arylex™ herbicides
  - Vessarya™ and Zorvec™ fungicides
  - Pyraxalt™ and Isoclast™ insecticides
  - Enlist™ corn and cotton
  - Pioneer® brand A-series soybeans

2017 Net Sales



Seed
Crop Protection

Results for Agriculture for the fourth quarter and full year of 2017 includes $16 million and $28 million of operating EBITDA respectively from a select portion of Dow AgroSciences' *corn seed* remedy in Brazil for the months of September, October and November. Results of this business prior to the Merger were excluded from the pro forma results, in accordance with Article 11 of Regulation S-X.

©2018 DowDuPont. All rights reserved.

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1. Prior year and full-year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Materials Science: 4Q 2017 Highlights[1]

Performance Materials & Coatings

- Consumer Solutions delivered double-digit sales growth in all geographic regions; price gains, disciplined margin mgmt drove improvement in upstream silicone intermediates
- Coatings & Performance Monomers achieved double-digit sales growth on higher local price in all geographic regions
- Op. EBITDA up 56% on local price gains in all geographic regions and businesses, as well as cost synergies

	4Q17	4Q16
Net Sales ($MM)	**2,203**	1,922
Op. EBITDA ($MM)	**613**	392
Op. EBITDA Margin	**27.8%**	20.4%

YoY Sales change: Vol +4%, Local Price +10%
Currency +1%, Port./Other 0%

Industrial Intermediates & Infrastructure

- Polyurethanes & CAV benefited from strong demand and price increases in downstream systems applications, as well as tight MDI and caustic soda fundamentals
- Industrial Solutions sales grew in consumer-led applications, including electronics processing, crop defense and food and pharma
- Op. EBITDA up 38% on higher price, equity earnings, demand growth and cost synergies

	4Q17	4Q16
Net Sales ($MM)	**3,554**	2,805
Op. EBITDA ($MM)	**677**	489
Op. EBITDA Margin	**19.0%**	17.4%

YoY Sales change: Vol +13%, Local Price +12%
Currency +2%, Port./Other 0%

Packaging & Specialty Plastics

- Net sales up double-digits on local price increases in all geos, as well as volume gains
- Double-digit demand growth in food & specialty packaging and industrial & consumer packaging applications in EMEA and Asia Pacific; robust demand in North America in food & specialty packaging and health & hygiene end-markets
- Op. EBITDA flat as price and volume gains were offset by higher feedstocks costs, remaining cost and production impacts from hurricane-related supply limitations and maintenance expenses, and commissioning & startup costs on the U.S. Gulf Coast

	4Q17	4Q16
Net Sales ($MM)	**6,092**	5,212
Op. EBITDA ($MM)	**1,274**	1,273
Op. EBITDA Margin	**20.9%**	24.4%

YoY Sales change: Vol +8%, Local Price +7%
Currency +2%, Port./Other 0%

©2018 DowDuPont. All rights reserved.

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1. Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Specialty Products: 4Q 2017 Highlights[1]

Electronics & Imaging

- Continued strong demand across key end markets on double-digit volume gains in consumer electronics, industrial and semiconductors; partially offset by declines in PV
- Op. EBITDA up 11% as volume growth, lower pension/OPEB costs and cost synergies, more than offset hurricane-related costs, a negative impact from portfolio and higher raw material costs

	4Q17	4Q16
Net Sales ($MM)	**1,192**	1,182
Op. EBITDA ($MM)	**367**	331
Op. EBITDA Margin	**30.8%**	28.0%

YoY Sales change: Vol +6%, Local Price 0%
Currency 0%, Port./Other (5%)

Nutrition & Biosciences

- Volume growth in bioactives, probiotics and microbial control solutions more than offset declines in systems & texturants; sales benefitted from the acquisition of FMC's Health & Nutrition business
- Op. EBITDA up 14% on portfolio benefits, lower pension/OPEB costs, cost synergies and volume growth partly offset by the absence of a prior-year gain on an asset sale

	4Q17	4Q16
Net Sales ($MM)	**1,589**	1,450
Op. EBITDA ($MM)	**352**	309
Op. EBITDA Margin	**22.2%**	21.3%

YoY Sales change: Vol +2%, Local Price 0%
Currency +2%, Port./Other +6%

Transportation & Advanced Polymers

- Net sales grew 10% due to strong demand from the auto market and broad-based demand from electronics and industrial markets; gains from most geographies
- Op. EBITDA up 32% on lower pension/OPEB costs, volume gains, improved local price and cost synergies, partly offset by higher raw material costs

	4Q17	4Q16
Net Sales ($MM)	**1,297**	1,181
Op. EBITDA ($MM)	**365**	276
Op. EBITDA Margin	**28.1%**	23.4%

YoY Sales change: Vol +5%, Local Price +4%
Currency +1%, Port./Other 0%

Safety & Construction

- Net sales increased 4% with gains in all geographies, driven by continued solid demand across industrial markets, construction and medical packaging
- Op. EBITDA rose 26% due to lower pension/OPEB costs and volume growth, partly offset by lower local price and higher raw materials costs

	4Q17	4Q16
Net Sales ($MM)	**1,290**	1,236
Op. EBITDA ($MM)	**285**	227
Op. EBITDA Margin	**22.1%**	18.4%

YoY Sales change: Vol +4%, Local Price -1%
Currency +1%, Port./Other 0%

©2018 DowDuPont. All rights reserved.

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1. Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

1Q18 Modeling Guidance

Refer to slide 18 in Appendix for additional commentary on segment outlook

Net Sales: $20.5 - $21.3B ↗ up ~2%
Net Sales (excl. Ag) ↗ up ~8%

Op. EBITDA: $4.6 - $4.8B ↗ up ~2%
Op. EBITDA (excl. Ag) ↗ up ~13%

Segment Outlook 1Q18 vs. 1Q17[1]	Net Sales	Op. EBITDA (incl. Equity Earnings)
Agriculture[2]	— Flat first half; 45% of half in 1Q	— Flat first half; 45% of half in 1Q
Performance Materials & Coatings	↗ Up mid-single digits percent	↗ Up low-single digits percent
Industrial Intermediates & Infrastructure	↗ Up mid-twenties percent	↗ Up mid-teens percent
Packaging & Specialty Plastics	↗ Up low-single digits percent	↗ Up mid-single-digits percent
Electronics & Imaging	— Flat	↗ Up mid-teens percent
Nutrition & Biosciences	↗ Up low-teens percent	↗ Up high-teens percent
Transportation & Advanced Polymers	↗ Up high-single digits percent	↗ Up low-twenties percent
Safety & Construction	↗ Up mid-single digits percent	↗ Up low-twenties percent

1Q18

Corporate Segment Operating EBITDA	**($175) – ($200)MM**	**Operational Tax Rate** (excl. EGL, DuPont Amort. & Sig. Items)	**20-23%**
D&A (includes the DuPont Amortization expense below)	**$1.4B – $1.5B** (includes step-up D&A)	**DuPont Non-operating pension/OPEB** (included in Op. EBITDA)	**~$90 – $100MM credit in 1Q18**
DuPont Amortization expense (this is added back while calculating Adj. EPS)	**~$320MM pre-tax** Taxed at ~21%	**Net Interest Expense** (net of Interest Income, which is reported in Sundry Income/Expense line)	**$300 – $325MM**
Net Income attributable to non-controlling Interests (reduced from net income)	**~$45MM**	**Share Count**	**~2,340MM**

Synergy Savings Realized in 1Q18: $225MM - $275MM YOY

DOW DUPONT™

[1] All 1Q17 numbers are on a pro forma basis

2 Ag segment outlook provided for first half. 45% of first half sales and earnings expected to land in the first quarter.

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©2018 DowDuPont. All rights reserved.

FY18 Modeling Guidance

Refer to slide 18 in Appendix for additional commentary on segment outlook

Full-year sales ↗ up mid-single digits percent

Full-year EPS ↗ up mid- to high-teens percent

Segment Outlook FY18 vs. FY17[1]	Net Sales	Op. EBITDA (incl. Equity Earnings)
Agriculture	↗ Up mid-single digits percent	↗ Up high-teens percent
Performance Materials & Coatings	↗ Up mid-single digits percent	— Flat
Industrial Intermediates & Infrastructure	↗ Up ~10 percent	↗ Up high-single digits percent
Packaging & Specialty Plastics	— Flat	↗ Up low-teens percent
Electronics & Imaging	↗ Up low-single digits percent	↗ Up high-single digits percent
Nutrition & Biosciences	↗ Up low-teens percent	↗ Up low-twenties percent
Transportation & Advanced Polymers	— Flat	↗ Up mid-teens percent
Safety & Construction	↗ Up mid-single digits percent	↗ Up low-twenties percent

FY18

Corporate Segment Operating EBITDA	**($725) – ($750)MM**	**Operational Tax Rate** (excl. EGL, DuPont Amort. & Sig. Items)	**20-23%**
D&A (includes the DuPont Amortization expense below)	**$5.6B – $5.8B** (includes step-up D&A)	**DuPont Non-operating pension /OPEB** (included in Op. EBITDA)	**$350 - $375MM credit in FY18**
DuPont Amortization expense (this is added back while calculating Adj. EPS)	**~$1,250MM pre-tax** Taxed at ~21%	**Net Interest Expense** (net of Interest Income, which is reported in Sundry Income/Expense line)	**$1,300 - $1,350MM**
Net Income attributable to non-controlling Interests (reduced from net income)	**~$130MM**	**Share Count**	**~2,335MM**

Synergy Savings Realized in FY18: ~$1B YOY

[1] All FY17 numbers are on a pro forma basis

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©2018 DowDuPont. All rights reserved.

©2018 DowDuPont. All rights reserved. Sadara – A Powerful Foundation for Growth 12 Financial Impacts to Materials Science Division 2017 Act. • Product marketing added ~$1.4B of revenue ▪ Diluted overall EBITDA margin by ~150 bps • Equity losses ($452MM) were $65MM fav YoY ▪ YoY tailwind in both P&SP and II&I • Cash contributions down $280MM vs. 2016 2018 Est. • Product marketing adds >$1.5B of revenue YoY • YoY tailwind to EBITDA of ~$200MM • Lender Reliability Test (LRT) timing of 4Q18/1H19 Forward Action Plan • Execute pathway to ~$400MM avg. annual EBITDA contribution over the cycle ▪ Further ramp operating rates ▪ Sunset startup, commissioning, LRT activities ▪ Product mix improvements ▪ Close proximity to high-growth emerging regions ▪ Powerful feedstock and technology integration ▪ Operations ramping ▪ Market channels and supply chains in place ▪ Dow and Saudi Aramco share a strong partnership and passion for innovation-led growth

13 Year-in-Review Corporate Segment Operating EBITDA ($200) – ($230)MM Operational Tax Rate (excl. EGL, DuPont Amort. & Sig. Items) 24-26% D&A (includes the DuPont Amortization expense below) $1,380 – $1,410MM (includes step-up D&A) DuPont Non-operating pension /OPEB2 (included in Op. EBITDA) ~$90 – $110MM credit in 4Q17 DuPont Amortization expense (this is added back while calculating Adj. EPS) ~$270MM pre-tax Taxed at ~32% Net Interest Expense (net of Interest Income, which is reported in Sundry Income/Expense line) $300 – $325MM Net Income attributable to non-controlling Interests (reduced from net income) ~$30MM Share Count ~2,350MM Segment Outlook 4Q17 vs. 4Q16 Net Sales Op. EBITDA (incl. Equity Earnings) Agriculture Up ~10% ~$225MM Performance Materials & Coatings Up high-single-digits percent Up mid-teens percent Industrial Intermediates & Infrastructure Up high-teens percent Up 10-11% Packaging & Specialty Plastics Up ~10% Up low-single-digits percent Electronics & Imaging Down mid-single-digits percent Up low-single-digits percent Nutrition & Biosciences Up high-single-digits percent Up 10-11% Transportation & Advanced Polymers Up mid-single-digits percent Up mid-teens percent Safety & Construction Up mid-single-digits percent Up low-twenties percent 1. Portfolios realigned – just 12 days after merger close 2. Completed all remedy actions required to close merger 3. Established remuneration program; returned ~$2B of cash to our owners in 4Q17 4. Exceeding cost synergy commitments; increased to $3.3B 5. Accelerated spin timing: Materials Science by end of 1Q19; Agriculture and Specialty Products by June 1, 2019 Operational Discipline and Commercial Excellence Deliv rs Double-Digit Top- and Bottom-line Growth in 2017 ©2018 DowDuPont. All rights reserved.

Comprehensive Growth Investments 14 Sadara • Full commercial operations achieved; produced >4B lbs. of product YoY • Meeting sustainable urbanization and growing middle class demand in emerging geos U.S. Gulf Coast • TX-9 and ELITE™ started up in 2017 • NORDEL™ and LDPE in startup phase in 1Q18; remaining units on track to come online throughout 2018 • Second wave of investments on track to begin coming online in 2020 • Launched Enlist™ cotton in U.S. in 2017; Enlist™ corn in NA for 2018 season • Acquired Granular, enhancing digital solutions for customers • Expect to launch 21 new products in the next 5 years Electronics & Imaging • New CMP pad capacity in Taiwan, product available in 2H18; further solidifies market leadership Nutrition & Biosciences • Probiotics capacity expansion to meet growing consumer demand, with first products available in early 4Q 2018 • Increased pace of new product development to meet growing demand Transportation & Advanced Polymers • Additional extrusion capacity to meet growing trends in the automotive space Agriculture Materials Science Specialty Products ©2018 DowDuPont. All rights reserved.

Outlook 15 • Macros bode well for DowDuPont’s products and technology portfolio • Ag fundamentals remain soft; self-help cost savings and innovation deliver top- and bottom-line growth for DowDuPont • Packaging fundamentals remain healthy globally; measured pace of capacity adds reduces duration and severity of supply/demand imbalance Market Outlook • Global economic expansion gaining momentum – particular strength in developed economies – Consumer and business confidence; employment/wage growth; manufacturing and infrastructure investment activity – Early signs point to U.S. tax reform as catalyst for capital investments • Sustainable urbanization and growing middle class continues to drive growth in emerging regions Macro Outlook ©2018 DowDuPont. All rights reserved.

Priorities Going Forward 16 Deliver operating and financial plan • Continued focus on earnings, margin and volume growth • Deliver growth projects, launch innovations and focus on manufacturing excellence Achieve synergy commitments • Achieve enhanced $3.3 billion cost synergy run-rate in 3Q19 • Advance growth synergies playbook Stand and spin the intended companies • Complete carve-out activities based on portfolio realignments • Stand-up each intended company as soon as possible • Separate Materials Science by end of 1Q19; Agriculture and Specialty Products by June 1, 2019 1 2 3 ©2018 DowDuPont. All rights reserved.

18 1Q18 Segment Expectations 1 1Q17 on a pro forma basis 2 Ag segment expectations provided for periods beyond 1Q18. Segments Key Sales and Operating EBITDA Outlook Drivers (1Q18 vs. 1Q171) Safety & Construction Sales to be up by the mid-single digits percent on currency and volume gains from Tyvek and filtration. Operating EBITDA estimated to increase by low-twenties percent on lower pension/OPEB costs, improved plant performance and cost synergies, partly offset by higher raw material costs. Transportation & Advanced Polymers Sales to rise by the high-single digits percent due to volume gains and local price. Operating EBITDA projected to increase by the low-twenties percent on gains from volume, currency, synergies and lower pension/OPEB expense. Nutrition & Biosciences Sales expected to increase low-teens percent on benefits from portfolio-related actions (FMC acquisition), volume growth and currency. Operating EBITDA expected to grow in the high-teens percent range on benefits from portfolio, volume growth, lower pension/OPEB costs and cost synergies. Electronics & Imaging Sales expected to be about flat with year-ago period as volume growth will be offset by a negative impact from portfolio- related actions. Operating EBITDA expected to increase mid-teens percent on volume growth, lower pension/OPEB costs and cost synergies. Agriculture2 Full year sales expected to be up mid-single digits percent and full year operating EBITDA expected to be up high-teens percent driven by new product introductions, cost synergy delivery and lower pension/OPEB costs. First half sales and operating EBITDA expected to be about equal to last year, which is in line with the estimated corn area planted in North America in 2018, and reflective of the challenging price environment. Due to timing of seed deliveries, anticipate about 45 percent of the first half results landing in the first quarter and 55 percent landing in the second quarter. Refer in conjunction with Slide 10 Packaging & Specialty Plastics Sales growth supported by new capacity from both the U.S. Gulf Coast & Sadara growth projects. Op. EBITDA up modestly as earnings contribution from new capacity and pricing gains are partly offset by higher feedstock and continued startup costs (~40MM in 1Q18). 1Q18 equity earnings expected to improve (up ~$20MM), driven by ramp up in Sadara volume. Industrial Intermediates & Infrastructure Sales and Op. EBITDA growth on pricing momentum and volume gains supported by tight supply-demand fundamentals partly offset by higher turnaround activity. Isocyanates markets remain tight but with gradual improving supply. Polyol margins under pressure from higher feedstock costs. 1Q18 equity earnings expected to improve (up ~$30MM), driven by ramp up in Sadara volume. PDH downtime total impact $60-$80MM headwind (2/3rd in this segment). Perf. Materials & Coatings Sales up on pricing momentum supported by strong market demand. Op. EBITDA expected to increase slightly as improved volume/mix and pricing gains are partly offset by lower equity earnings (~$50-$60MM decrease due to absence of one time customer settlement at HSC in 1Q17). 1Q18 HSC total gross equity earnings are expected to be $20-30MM. PDH downtime total impact $60-$80MM headwind (1/3rd in this segment). ©2018 DowDuPont. All rights reserved.